REGISTRATION AGREEMENT


         REGISTRATION AGREEMENT dated as of April 30, 1997, among ASR Investments Corporation, a Maryland corporation (the "Company"), and each of the Transferor Partners (as defined below) who is an accredited investor as defined in Regulation D promulgated under the Act and who validly executes and delivers a Letter of Transmittal and Assignment (a form of which is attached as Exhibit A hereto) and thereby accepts the Exchange Offer (as defined below).

                                   WITNESSETH

         WHEREAS,  the Company,  the Transferors  (as defined below),  and other persons  are  parties  to  that  certain  Master  Combination  and  Contribution
Agreement dated as of November 8, 1996, as amended (the "Combination Agreement"), under which the Company agreed to offer shares of the Company's Common Stock, par value $.01 per share (the "Shares"), to the partners of the Transferors (the "Transferor Partners") in exchange for partnership interests (the "Partnership Interests") in the Transferors (the "Exchange Offer");

         WHEREAS, certain Transferor Partners (the "Participating Transferor Partners") have validly executed and delivered a Letter of Transmittal and have thereby tendered all or a part of their Partnership Interests to the Company for Shares pursuant to the Exchange Offer;

         WHEREAS, the Company will distribute Shares to the Participating Transferor Partners who are deemed to be accredited investors as defined in Regulation D under the Act if all conditions to the consummation of transactions described in the Combination Agreement are satisfied or waived as set forth in the Combination Agreement; and

         WHEREAS, the Company agreed to execute and deliver this Agreement for the benefit of the Participating Transferor Partners at the Closing as specified in Section 8.1 of the Combination Agreement.

         NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

1.       REGISTRATION

         1.1 Definitions. As used in this Agreement, the following terms shall have the following meanings:

                  (a) The term "Act" means the Securities Act of 1933, as amended.

                  (b) The term "Blackout  Period" means any period (A) beginning on the date on which the Company  notifies  the Holders (as defined  below) that
(i) the Board of Directors of the Company, in its good faith judgment, has determined that such Distributees' sales of Shares pursuant to the Registration Statement (or the use of the Registration Statement or related prospectus) would
interfere   with  any   pending   material   acquisition,   material   corporate
reorganization, or any other material corporate transaction involving the Company (a "Transaction Blackout"); or (ii) based upon the advice of outside counsel to the Company, such Distributees' sale of Shares pursuant to the Registration Statement (or the use of the Registration Statement or related prospectus) would require disclosure of material information and the Company's Board of Directors, in its reasonable judgment and in good faith, resolves that the Company has a bona fide business purpose for preserving such information confidential (an "Information Blackout"); and (B) ending on the date (1) in the case of a Transaction Blackout, the earliest of (x) one month after the completion of such acquisition, corporate reorganization, or other similar transaction, (y) promptly after abandonment of such acquisition, corporate reorganization, or other similar transaction and (z) 90 days after the date of the Company's written notice of such Transaction Blackout; and (2) in the case of an Information Blackout, the earlier of (x) the date upon which such material information is disclosed to the public or
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ceases to be material  and (y) 90 days after the  Company  makes such good faith determination. Notwithstanding anything contained herein, a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period; provided, however, the holders of a majority of the Registrable Securities may agree with ASR as to any change in the definition of Blackout Period or its application, which shall be binding on all holders of Registrable Securities.

                  (c) The term "Holders" means those persons owning or having the right to acquire Registrable Securities (as defined below).

                  (d) The term "Maximum Includable Securities" shall mean the maximum number of shares of each type or class of the Company's securities that a managing or principal underwriter, in its good faith judgment, deems practicable to offer and sell at that time in a firm commitment underwritten offering without materially and adversely affecting the marketability or price of the securities of the Company to be offered. Where more than one type or class of the Company's securities are to be included in a registration, the managing or principal underwriter of the offering shall designate the maximum number of each such type or class of securities that is included in the Maximum Includable Securities.

                  (e) The term "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act in a form suitable for the public distribution of Registrable Securities for cash in a manner commonly utilized by holders of such securities, and the declaration or ordering of effectiveness of such registration statement or document.

                  (f) The term "Registrable Security" shall refer to (i) any Shares issued or issuable to a Participating Transferor Partner upon exchange of Partnership Interests pursuant to the Exchange Offer and (ii) any Shares or other securities that may subsequently be issued or issuable with respect to the Shares as a result of a stock split or dividend or any sale, transfer, assignment, or other transaction by the Company or a Holder involving the Shares and any securities into which the Shares may thereafter be changed as a result of merger, consolidation, recapitalization, or otherwise. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Act or sold to the public through a broker, dealer, or market-maker in compliance with Rule 144 under the Act.

                  (g) "SEC" means the Securities and Exchange Commission.

                  (h) The term "Subsequent Financing" means the Company's offering of the Company's Common Stock or other securities convertible or exercisable into shares of the Company's Common Stock within 36 months after the Closing as specified in Section 8.1 of the Combination Agreement, for the purpose (among others) of raising debt or equity capital.

                  (i)  The  term   "Transferor"   means  each  of  the   limited
partnerships set forth in Schedule I attached hereto.

         1.2      Mandatory Registration.

                  (a) Immediately following the Closing, the Company shall file a registration statement (the "Registration Statement") under the Act with the SEC and under any applicable state securities laws covering the Shares and shall use its best efforts to cause the Registration Statement to become effective as soon as practicable, but in no event later than May 31, 1997 and to remain effective for a period of three years thereafter (the "Registration Period").

                  (b) The Company shall have the right to include additional shares ("Additional Shares") of its Common Stock to be sold by the Company and/or by other holders of its Common Stock in the Registration Statement to be filed pursuant to this Section 1.2.
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                  (c)  Notwithstanding  the foregoing,  during the  Registration
Period, if the Company shall furnish to Holders a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Holders may not utilize the Registration Statement to sell the Shares during the term of such Blackout Periods; provided, however, a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period, and the Registration Period shall be extended by a period equal to any Blackout Periods that may be in effect. Upon the second anniversary of this Agreement, the Company may no longer effect a Blackout Period under this Section 1.2(c).

         1.3      Demand Registration Rights.

                  (a) If the Company shall receive at any time after the Closing as specified in Section 8.1 of the Combination Agreement a written request from the Holders (the "Initiating Holders") of Shares requesting the registration of Registrable Securities with a value in excess of $10,000,000 in a firm underwriting by one or more designated underwriters of national reputation, then the Company shall, within 10 days of the receipt thereof, give written notice of such request to all Holders and shall, subject to the limitations of Section 1.3(b), effect as soon as practicable the registration under the Act of all Registrable Securities that the Holders request to be registered within 60 days of the mailing of such notice by the Company in accordance with the notice provisions of Section 2.3 hereof.

                  (b) The selection of such managing or principal underwriter(s) shall be subject to the approval of the Company, such approval not to be unreasonably withheld. The Company shall include information regarding the identity of the managing or principal underwriter and the proposed terms of the underwriting in the written notice to all Holders referred to in Section 1.3(a). The right of any Holder to include the Holder's Registrable Securities in such underwritten registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company and all Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders and reasonably acceptable to the Company.

                  (c) Notwithstanding any other provision of this Section 1.3, if the underwriter advises the Company in writing that marketing factors require a limitation of the number of shares or other securities to be underwritten, then the Company shall furnish all Holders of Registrable Securities, which would otherwise be underwritten pursuant hereto, with a written statement of the managing or principal underwriter as to the Maximum Includable Securities, and the number of Registrable Securities that may be included in the underwriting shall be allocated among all Holders requesting registration on a pro rata basis, with the number of Registrable Securities of each Holder thereof included in the registration to be that number determined by multiplying the total number of Registrable Securities included in the Maximum Includable Securities by a fraction, the numerator of which will be the total number of Registrable Securities that such Holder owns, and the denominator of which will be the total number of Registrable Securities owned by all Holders that have requested inclusion of Registrable Securities in the registration. Any reduction of more than 50% of the Registrable Securities sought to be registered will not be considered a registration under this Section 1.3 for the purposes of Section 1.3(d).

                  (d) The Company shall be obligated to effect only one such registration pursuant to this Section 1.3.

                  (e) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section
1.3 a certificate signed by the President of the Company stating that a Blackout Period is in effect, the Company shall have the right to defer such filing during the term of such Blackout Period; provided, however, that a Blackout Period or Periods shall not be in effect for more than four months during any 12-month period.
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                  (f) If the Holders give written notice requesting registration of their Registrable Securities pursuant to this Section 1.3, and if the Company at that time is not eligible to register its securities on Form S-3, the Company shall prepare and file a registration statement on Form S-1 or S-2 (or other appropriate form for the general registration of securities) as may be appropriate in accordance with the terms and conditions set forth in this
Section 1.3.

                  (g) The Company may propose to include Additional Shares of Common Stock or other securities to be sold by the Company and/or by other holders of Common Stock or other securities in any registration statement to be filed pursuant to this Section 1.3. The Holders shall have the right to reduce the number of Additional Shares requested to be registered by the Company pursuant to this Section 1.3(g) (including, if necessary, to zero) if, in the good faith opinion of the underwriter or underwriters of such offering, the inclusion of such Additional Shares would materially and adversely affect the marketability or price of the Registrable Securities to be offered by the Holders in such registration.

         1.4 Piggy-Back Registration Rights.

                  (a) Except as provided in Section 1.4(e), if at any time the Company proposes to file on its behalf and/or on behalf of any of its securityholders a registration statement under the Act on Form S-1, S-2 or S-3 (or any other appropriate form for the general registration of securities) with respect to any of its capital stock or other securities, the Company shall give each Holder written notice at least 20 days before the filing with the SEC of such registration statement. If any Holder desires to have Registrable Securities registered pursuant to this Section 1.4, such Holder shall so advise the Company in writing within 15 days after the date of mailing of such notice from the Company. The Company shall thereupon include in such filing the number of Registrable Securities for which registration is so requested, subject to its right to reduce the number of Registrable Securities as hereinafter provided, and shall use its best efforts to effect registration under the Act of such Registrable Securities. Notwithstanding the foregoing, the Company shall not be required to provide notice of filing of a registration statement and to include therein any Registrable Securities if the proposed registration is

                           (i) a registration of stock options, stock purchases,
or compensation or incentive plans, or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan on Form S-8 or other comparable form then in effect; or

                           (ii) a  registration  of  securities  proposed  to be
issued in exchange for securities or assets of, or in connection with, a merger or consolidation with another corporation.

                  (b) In the event the offering in which any Holder's Registrable Securities are to be included pursuant to this Section 1.4 is to be underwritten, the Company shall furnish the Holders with a written statement of the managing or principal underwriter as to the Maximum Includable Securities as soon as practicable after the expiration of the 15-day period provided for in
Section 1.4(a). If the total number of securities proposed to be included in such registration statement is in excess of the Maximum Includable Securities, the number of securities to be included within the coverage of such registration statement shall be reduced to the Maximum Includable Securities as follows:

                           (i) no  reduction  shall  be  made in the  number  of
shares of capital stock or other securities to be registered for the account of the Company; and

                           (ii) the number of  Registrable  Securities and other
securities that may be included in the registration, if any, shall be allocated among the Holders of Registrable Securities and holders of other securities (the "Other Holders") requesting inclusion on a pro rata basis, with the number of each type or class of securities of each Holder and Other Holder thereof included in the registration to be that number determined by multiplying (A) the total number of such type or class of security included in the Maximum Includable Securities less (B) the number of such type or class of security to be registered for the account of the Company, by a fraction, the numerator of which will be the total number of such type or class of security that such Holder or Other Holder
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
owns, and the denominator of which will be the total number of such type or class of security owned by all Holders and Other Holders that have requested inclusion of such type or class of security in the registration.

                  (c) The Company shall, in its sole discretion, select the underwriter or underwriters, if any, who are to undertake the sale and distribution of the Registrable Securities to be included in a registration statement filed under the provisions of this Section 1.4.

                  (d) At such time that the Company intends to effect a Subsequent Financing, it shall notify the Holders of such intent and shall designate the proposed offering as a Subsequent Financing. Except to the extent that the Company, in its sole discretion, may otherwise permit, the Holders shall have no right to have any Registrable Securities registered pursuant to this Section 1.4 in any Subsequent Financing.

                  (e) The right to registration provided in this Section 1.4 is in addition to and not in lieu of the demand registration rights provided in
Section 1.3. The provisions of this Section 1.4 shall not apply, however, to any Holders requesting registration pursuant to this Section 1.4 that are or may be free, at the time, to sell within the next 90-day period all of the Registrable Securities with respect to which such registration was requested in accordance with Rule 144 (or any similar rule or regulation) under the Act.

         1.5 Obligations of the Company.  Whenever required under Section 1.3 or
Section 1.4 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement on such form as the Company deems appropriate with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective. With respect to registration statements filed pursuant to
Section 1.3 or Section 1.4 hereof, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, the Company shall keep such registration statement effective for up to 180 days, or such shorter period as is reasonably required to dispose of all securities covered by such registration statement.

                  (b) Notify the Holders promptly after it has received notice of the time when such registration statement has become effective or any supplement to any prospectus forming a part of such registration statement has been filed.

                  (c) Prepare and file with the SEC, and promptly notify the Holders of the filing of, such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

                  (d) Advise each Holder promptly after it has received notice or obtained knowledge thereof of the issuance of any stop order by the SEC suspending the effectiveness of any such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued.

                  (e) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

                  (f)  Use  its  best   efforts  to  register  and  qualify  the
securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, to file a general consent to service of process, or to become subject to tax liability in any such states or jurisdictions or to agree to any restrictions as to the conduct of its business in the ordinary course thereof.
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                  (g) In the event of any underwritten  public  offering,  enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the underwriters of such offering, together with each Holder participating in such underwritten offering, as provided in Section 1.6(c).

                  (h) Prepare and promptly file with the SEC, and promptly notify such Holders of the filing of, any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Act, any event has occurred as the result of which any such prospectus must be amended in order that it does not make any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (i) In case any of such Holders or any underwriter for any such Holders is required to deliver a prospectus at a time when the prospectus then in effect may no longer be used under the Act, prepare promptly upon request such amendment or amendments to such registration statement and such prospectus as may be necessary to permit compliance with the requirements of the Act.

                  (j) If any of the Registrable Securities are then listed on any securities exchange or the Nasdaq Stock Market, the Company will cause all such Registrable Securities covered by such registration statement to be listed on such exchange or the Nasdaq Stock Market.

         1.6 Obligations of Holders. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement that each of the selling Holders shall:

                  (a) Furnish to the Company such information regarding themselves, the Registrable Securities held by them, the intended method of sale or other disposition of such securities if the registration is pursuant to
Section 1.3, the identity of and compensation to be paid to any underwriters proposed to be employed in connection with such sale or other disposition if the registration is pursuant to Section 1.3, and such other information as may reasonably be required to effect the registration of their Registrable Securities.

                  (b) Notify the Company, at any time when a prospectus relating to Registrable Securities covered by a registration statement is required to be delivered under the Act, of the happening of any event with respect to such selling Holder as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

                  (c) In the event of any underwritten public offering, each Holder participating in such underwriting shall enter into and perform its obligations under the underwriting agreement for such offering, and, if requested to do so by the underwriters managing such offering, each Holder shall enter into a customary holdback agreement.

         1.7 Expenses of Mandatory Registration. The Company shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.2 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the American Stock Exchange, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for the Company.

         1.8 Expenses of Demand Registration. The Company shall bear and pay all expenses incurred in connection with registrations, filings or qualifications pursuant to Section 1.3 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the stock exchange or exchanges on
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which the Company's  Common Stock is traded,  costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request, fees and disbursements of counsel for the Company; provided, however, that the Company shall not be required to pay for any expenses of any registration proceeding begun pursuant to Section 1.3 if the registration request is subsequently withdrawn at the request of the Holders of a majority of the Registrable Securities to be registered (in which case the Holders participating in such offering and favoring such withdrawal shall bear such expenses); provided further, however, that if such registration request has been withdrawn by virtue of a material adverse change in the condition, business, or prospects of the Company from that known to the Holders at the time of their request, then the Holders shall not be required to pay any of such expenses and shall retain their rights pursuant Section 1.3.

         1.9 Expenses of Piggy-Back Registration. The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to each of the registrations pursuant to Section 1.4 (other than underwriting discounts and commissions with respect to Registrable Securities included in such registration and any fees and costs of the Holders' legal counsel or other advisors), including (without limitation) all registration, filing, and qualification fees, Blue Sky fees and expenses, printers' and accounting fees, costs of listing on the American Stock Exchange, costs of furnishing such copies of each preliminary prospectus, final prospectus, and amendments thereto as each Holder may reasonably request.

         1.10 Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

                  (a) The Company will indemnify and hold harmless each Holder, the officers and directors of each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which such person or persons may become subject under the Act, the 1934 Act, or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse each such Holder, officer or director, underwriter, or controlling person for any legal or other expenses reasonably incurred by such person or persons in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company, nor shall the Company be liable in any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (i) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such Holder, underwriter, or controlling person, or (ii) the failure of such Holder, underwriter, or controlling person to deliver a copy of the registration statement or the prospectus, or any amendments or supplements thereto, after the Company has furnished such person with a sufficient number of copies of the same.

                  (b) Each selling Holder will indemnify and hold harmless the Company, each of its officers and directors, and each person, if any, who controls the Company within the meaning of the Act, any underwriter and any other Holder selling securities in such registration statement or any of its directors or officers or any person who controls such Holder, against any losses, claims, damages, or liabilities (joint or several) to which the Company or any such officer, director, controlling person, or underwriter or controlling person may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will reimburse any legal or other expenses reasonably incurred by the Company or any such officer, director, controlling person, underwriter or controlling person, other Holder, officer, director, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this Section 1.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Holder. Notwithstanding anything to the contrary herein contained, a Holder's indemnity obligation, in such person's capacity as a Holder, shall be limited to the net proceeds received by such Holder from the offering out of which the indemnity obligation arises.

                  (c) Promptly after receipt by an indemnified  party under this
Section 1.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, except that such fees and expenses shall be paid by the indemnifying party if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.11, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.11.

                  (d) The indemnification provided by this Section 1.10 shall be a continuing right to indemnification and shall survive the registration and sale of any of the Registrable Securities hereunder and the expiration or termination of this Agreement.

         1.11 Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act, the Company agrees to use its best efforts to:

                  (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144;

                  (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

                  (c) furnish to any Holder, as long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act, and the 1934 Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         1.12 Amendment and Waiver. Any amendment or waiver of any provision under this Agreement may be effected only with the written consent of the Company and the Holders of at least a majority of the Registrable Securities then outstanding.

         1.13 Remedies. The parties hereto acknowledge and agree that the breach of any part of this Agreement may cause irreparable harm and that monetary damages alone may be inadequate. The parties hereto therefore agree that either party shall be entitled to injunctive relief or such other applicable remedy as a court of competent jurisdiction may provide. Nothing contained herein will be construed to limit any party's right to any remedies at law, including recovery of damages for breach of any part of this Agreement.

2.       MISCELLANEOUS

         2.1 Holdback Agreement. If during the period commencing 90 days after the effectiveness of the Registration Statement (i) the Company shall file a registration statement (other than in connection with the registration of securities issuable pursuant to an employee stock option, stock purchase, or other similar plan or pursuant to a merger, exchange offer, or a transaction of the type specified in Rule 145(a) under the Securities Act) with respect to the Company's Common Stock and (ii) with reasonable prior notice, the Company (in the case of a non-underwritten offering by the Company pursuant to such registration statement) advises the Distributees in writing that a public sale or distribution of Shares by the Distributees would adversely affect such offering or the managing underwriter (in the case of an underwritten offering by the Company pursuant to such registration statement) advises the Company and the Distributees in writing that a public sale or distribution of Shares by the Distributees would adversely affect such offering, then each Distributee shall, to the extent not prohibited by applicable law, (x) refrain from effecting any public sale or distribution of such Shares commencing on the effectiveness of such registration statement, (y) be entitled to include such Shares in such registration statement, subject to customary underwriter cut back, and sell such Shares pursuant thereto, and (z) sign a customary lock-up agreement with the managing underwriter (in the case of an underwritten offering) or the Company of scope and duration identical to the scope of the lock-up agreement signed by the Company and each director and executive officer of the Company, but in no event to exceed 90 days. Only one holdback arrangement under this Section shall be invoked by the Company in any 12-month period.

         2.2 Controlling Law. This Agreement and all questions relating to its validity, interpretation, performance and enforcement, shall be governed by and construed in accordance with the laws of the State of Arizona, notwithstanding any Arizona or other conflict-of-law provisions to the contrary.

         2.3 Notices. All notices, requests, demands and other communications required or permitted under this Agreement shall be in writing and shall be deemed to have been duly given, made and received when delivered against receipt, upon receipt of a facsimile transmission, or when deposited in the United States mails, first class postage prepaid, addressed as set forth below:

                  (a)      If to the Company:
                           ASR Investments Corporation
                           335 North Wilmot, Suite 250
                           Tucson, Arizona  85711
                           Attention:  Jon A. Grove, President

                           with a copy given in the manner
                           prescribed above, to:

                           O'Connor, Cavanagh, Anderson,
                             Killingsworth & Beshears, P.A.
                           One East Camelback Road
                           Phoenix, Arizona  85012
                           Facsimile:  (602) 263-2900
                           Attention:  Robert S. Kant, Esq.

                  (b) If to any Holder, to the address of such Holder as it appears in the stock ledger of the Company.

                  Any party may alter the address to which communications or copies are to be sent by giving notice of such change to each of the other parties hereto of address in conformity with the provisions of this paragraph for the giving of notice.

         2.4 Binding Nature of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, personal representatives, successors, and assigns.

         2.5 Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous agreements and understandings, inducements or conditions, express or implied, oral or written, except as herein contained. The express terms hereof control and supersede any course of performance and/or usage of the trade inconsistent with any of the terms hereof. This Agreement may not be modified or amended other than by an agreement in writing.

         2.6 Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

         2.7 Gender. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

         2.8 Indulgences, Not Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power, or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, or privilege preclude any other or further exercise of the same or any other right, remedy, power, or privilege, nor shall any waiver of any right, remedy, power, or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power, or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

         2.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories. Any photographic or xerographic copy of this Agreement, with all signatures reproduced on one or more sets of signature pages, shall be considered for all purposes as of it were an executed counterpart of this Agreement.

         2.10 Provisions Separable. The provisions of this Agreement are independent and separable from each other, and no provision shall be affected or rendered invalid or unenforceable by virtue of the fact that for any reason any other or others of them may be invalid or unenforceable in whole or in part.

         2.11 Number of Days. In computing the number of days for purposes of this Agreement, all days shall be counted, including Saturdays, Sundays and holidays; provided, however, that if the final day of any time period falls on a Saturday, Sunday or holiday, then the final day shall be deemed to be the next day which is not a Saturday, Sunday or holiday.

         IN WITNESS WHEREOF, the undersigned has executed this Agreement as of the date and year first above written.

                                     ASR INVESTMENTS CORPORATION



                                     By: /s/Jon A. Grove
                                        --------------------------------------
                                     Name:  Jon A. Grove
                                     Its:   Chairman of the Board, President
                                            and Chief Executive Officer

                                     DON W. WINTON, on behalf of the
                                     Transferor Partners


                                     /s/ Don W. Winton
                                     -----------------------------------------
                                     Don W. Winton

                                   SCHEDULE I



                 First Aspen Court Associates, L.P.
                 First Briar Park Associates, a Washington Limited Partnership First Chelsea Park Associates, L.P.
                 First Appian Way Associates, L.P.
                 First Greenwood Creek Associates, L.P.
                 First Highlands Associates, L.P.
                 First Marymont Associates, L.P.
                 First Montfort Associates, L.P.
                 First Riverway Associates, L.P.
                 First Springfield Associates, L.P.
                 First Timbercreek Landing Associates, L.P.
                 Campus Development Associates Limited Partnership
                 Campus Commons Associates - Limited Partnership
                 First Pacific South Center Associates, L.P.